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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT


                                                                                      State of Incorporation
                                                                                      ----------------------
AMSEC Corporation                                                                     Delaware

Andrew Palmer & Associates Limited (wholly-owned by
SAIC UK Limited)                                                                      England

AW Software and Technologie GmbH                                                      Austria

Bull, Inc.                                                                            California

Campus Point Realty Corporation                                                       California

Energy and Technology Management Corporation                                          Delaware

Environmental Restoration Systems, Inc.                                               Delaware

General Sciences Corporation                                                          Delaware

Hicks & Associates, Inc.                                                              Delaware

JHK & Associates, Inc.                                                                Delaware

JMD Development Corporation dba JDA                                                   California

Network Solutions, Inc.                                                               Delaware

Pathology Associates International Corporation                                        Delaware

PT Science Applications International Corporation Indonesia                           Indonesia

R.E. Wright Environmental, Inc.                                                       Delaware

Sachse Engineering Associates, Inc.                                                   California

SAIC (Bermuda) Ltd.                                                                   Bermuda

SAIC Colombia, Limitada                                                               Colombia

SAIC Commercial Enterprises, Inc.                                                     California

SAIC de Mexico, S.A. de C.V.                                                          Mexico

SAIC Engineering, Inc.                                                                California

SAIC Global Technology Corporation                                                    Delaware

SAIC in Novosibirsk                                                                   Russia

SAIC Limited (subsidiary of SAIC UK Limited)                                          England

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
                                                                                      State of Incorporation
                                                                                      ----------------------
SAIC - MIR                                                                            Russia

SAIC UK Limited                                                                       England

SAIC Ukraine Corporation                                                              Delaware

Science Applications International (Barbados) Corporation                             Barbados

Science Applications International Corporation (SAIC Canada)                          Canada

Science Applications International Corporation de Venezuela, S.A.                     Venezuela

Science Applications International Corporation (Singapore) Pte. Ltd.                  Singapore

Science Applications International Deutschland GmbH                                   Germany

Science Applications International, Europe S.A.                                       France

Science Applications International Pty. Ltd.                                          Australia

Science Applications International Technology                                         California

Syntonic Technology, Inc. dba TransCore                                               Delaware

Systems Control Technology, Inc.                                                      Delaware

Tenth Mountain Systems, Inc.                                                          Delaware

Wright Laboratory Services, Inc. (wholly-owned by
R.E. Wright Environmental, Inc.)                                                      Delaware